John Hancock Investment Trust

John Hancock Balanced Fund (the “fund”)

Supplement dated June 26, 2019 to the current Prospectus, as may be supplemented

Effective August 1, 2019, the “Shareholder fees” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect that the maximum front-end sales charge on Class A shares of the fund is reduced:

Shareholder fees (%) (fees paid directly from your investment)	A	B	C	I	R1	R2	R3	R4	R5	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.50	None	None	None	None	None	None	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $250,000 or more)	5.00	1.00	None	None	None	None	None	None	None
Small account fee (for fund account balances under $1,000) ($)	20	20	20	None	None	None	None	None	None	None

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	B		C		I	R1	R2	R3	R4	R5	R6
Shares		Sold	Not Sold	Sold	Not Sold
1 year	553	679	179	279	179	79	145	119	134	94	74	68
3 years	774	856	556	556	556	248	451	374	420	317	232	217
5 years	1,013	1,158	958	958	958	432	781	648	728	558	405	378
10 years	1,696	1,899	1,899	2,083	2,083	965	1,712	1,431	1,601	1,249	906	846

In addition, effective August 1, 2019, the following information in the “HOW SALES CHARGES FOR CLASS A, CLASS B, AND CLASS C SHARES ARE CALCULATED” subsection of the “Your account” section is amended and restated as follows:

Class A sales charges are as follows:

Your investment ($)	As a % of offering price*	As a % of your investment
Up to 49,999	4.50	4.71
50,000–99,999	3.50	3.63
100,000–249,999	3.00	3.09
250,000 and over	See below

* Offering price is the net asset value per share plus any initial sales charge.

Investments of $250,000 or more

Class A shares are available with no front-end sales charge on investments of $250,000 or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

Class A deferred charges on investments of $250,000 or more

Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.